UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Palm Harbor Homes, Inc., et. al.	Case No. 10-13849 to 10-13854
Debtors	Reporting Period: 11/30/2010 - 12/24/2010

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 30 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No	No
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	No	No	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes	No	No
Copies of bank statements		No	No	No
Cash disbursements journals		No	No	No
Statement of Operations	MOR-2	Yes	No	No
Balance Sheet	MOR-3	Yes	No	No
Status of Postpetition Taxes	MOR-4	No	No	Yes
Copies of IRS Form 6123 or payment receipt		No	No	No
Copies of tax returns filed during reporting period		No	No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No	No
Listing of aged accounts payable	MOR-4	Yes	No	No
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No	No
Debtor Questionnaire	MOR-5	Yes	No	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Brian Cejka	1/28/2011
Signature of Authorized Individual*	Date

Brian E. Cejka	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

In re Palm Harbor Homes, Inc., et. al.	Case No.
Debtors	10-13849 to 10-13854
Reporting Period: 11/30/2010 - 12/24/2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

('000 USD)	Current Month - Actual	Current Month - Actual	Current Month - Actual	Current Month - Actual	Current Month - Actual	Current Month - Actual	Current Month - Actual
Case No.	10-13850	10-13849	10-13854	10-13851	10-13852	10-13853
	Joint Admin Docket						Total	Budget
Debtor Name	Palm Harbor Homes, Inc.	Palm Harbor Albemarle, LLC	Nationwide Homes, Inc.	Palm Harbor Real Estate, LLC	Palm Harbor GenPar, LLC	Palm Harbor Manufacturing, LP	Debtors Consolidated	Debtors Consolidated

CASH BEGINNING OF THE MONTH	$3,488.28	$-	$-	$-	$-	$-	$3,488.28	$3,503.14

RECEIPTS
Accounts Receivable	7,410.51	-	678.14	-	-	4,401.90	12,490.55	-
Receipts from Non-Debtor Subsidiaries	245.00	-	-	-	-	-	245.00	-
Other	59.64	-	-	-	-	-	59.64	-

TOTAL RECEIPTS	7,715.15	-	678.14	-	-	4,401.90	12,795.19	10,667.75
DISBURSEMENTS (NOTE 2)
Materials Purchases	(4,536.15)	-	-	-	-	-	(4,536.15)	-
Transportation and Subcontractors	(1,378.73)	-	-	-	-	-	(1,378.73)
Other Vendor Payments (Note 3)	(2,048.14)	-	-	-	-	-	(2,048.14)
Payroll and Payroll Taxes	(4,325.57)	-	-	-	-	-	(4,325.57)	-
EFT's to 401K Accounts	(215.54)	-	-	-	-	-	(215.54)	-
Self Insurance	(744.82)	-	-	-	-	-	(744.82)	-
Sales Taxes Paid	(438.72)	-	-	-	-	-	(438.72)	-
Other Taxes Paid	(2.60)	-	-	-	-	-	(2.60)	-
Bank Fees	(16.57)	-	-	-	-	-	(16.57)	-
Utility Assurance Deposit	(225.00)	-	-	-	-	-	(225.00)	-
Other Disbursements	(66.91)	-	-	-	-	-	(66.91)	-

TOTAL DISBURSEMENTS	(13,998.75)	-	-	-	-	-	(13,998.75)	(18,835.02)

DIP FACILITY ACCOUNT:
Net DIP Facility Funding	5,329.40	-	-	-	-	-	5,329.40	5,664.13

NET CASH FLOW	(954.20)	-	678.14	-	-	4,401.90	4,125.84	(2,503.14)
(Receipts Less Disbursements)

INTERCOMPANY EFT'S	5,064.97	-	(663.07)	-	-	(4,401.90)	-	-

CASH-END OF MONTH	$7,599.04	$-	$15.07	$-	$-	$-	$7,614.11	$1,000.00

ROLL FORWARD
CASH BEGINNING OF THE MONTH	$3,488.28	$-	$-	$-	$-	$-	$3,488.28	$3,503.14
NET CASH FLOW	(954.20)	-	678.14	-	-	4,401.90	4,125.84	(2,503.14)
INTERCOMPANY EFT'S	5,064.97	-	(663.07)	-	-	(4,401.90)	-	-
CASH-END OF MONTH	$7,599.04	$-	$15.07	$-	$-	$-	$7,614.11	$1,000.00

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
Case No.	10-13850	10-13849	10-13854	10-13851	10-13852	10-13853	Total
Debtor Name	Palm Harbor Homes, Inc.	Palm Harbor Albemarle, LLC	Nationwide Homes, Inc.	Palm Harbor Real Estate, LLC	Palm Harbor GenPar, LLC	Palm Harbor Manufacturing, LP	Debtors Consolidated

TOTAL DISBURSEMENTS (Note 4)	$(8,843.16)	$(36.99)	$(1,222.25)	$-	$-	$(3,896.35)	$(13,998.75)

NOTES

1)	Generally all disbursements for all Debtors are made out of a Corporate Concentration Account. Most locations have their own depository accounts with very limited disbursement authority.
2)	MOR-1 Disbursements based on General Ledger activity
3)	Includes smaller vendor categories such as utilities, customer deposit refunds, and rent.
4)	All disbursements are from Palm Harbor Homes, Inc. bank accounts; disbursements by legal entity are allocated pro rata based on P&L expenses:

Accrual Based Expenses (MOR-2)
Cost of Goods Sold	6,930.48	38.31	835.58	-	-	4,459.32	12,263.69
Operating Expenses	3,821.09	8.72	720.03	-	-	518.74	5,068.58
Other Income/Expenses	10.38	0.25	6.57	-	-	1.96	19.16
Reorganization Expenses	540.70	-	-	-	-	-	540.70
Pro-Rata Expenses	$11,302.65	$47.28	$1,562.18	$-	$-	$4,980.02	$17,892.13
Allocation of Centralized Disbursements (PHI is spread to all debtors)	63.17%	0.26%	8.73%	0.00%	0.00%	27.83%	100.00%
Total Disbursements	(13,998.75)	(13,998.75)	(13,998.75)	(13,998.75)	(13,998.75)	(13,998.75)	(13,998.75)
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$(8,843.16)	$(36.99)	$(1,222.25)	$-	$-	$(3,896.35)	$(13,998.75)

FORM MOR-1 (04/07)

In re Palm Harbor Homes, Inc., et. al.	Case No.
Debtors	10-13849 to 10-13854
Reporting Period: 11/30/2010 - 12/24/2010

SUPPORT SCHEDULE TO MOR-1 (CASH-END OF MONTH BY DEBTOR COMPANY AND BANK ACCOUNT)

(USD)
Debtor Name	Case No.	Bank	Bank Account	CASH-END OF MONTH
Wells Fargo Retail Depository Accounts
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945092286	$(35,215)
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4944449149	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275121	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4944449156	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275139	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275147	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275154	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275162	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275170	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275188	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275196	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275204	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275212	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275220	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275238	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275246	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275253	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275261	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275279	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275287	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275295	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275303	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275311	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275329	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275337	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4944449180	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275345	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4944449198	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275352	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275360	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275378	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4944449206	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275386	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275394	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275402	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275428	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275436	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945205672	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275444	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275451	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275469	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275477	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275501	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275519	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275543	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275667	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4944449230	$-

FORM MOR1-a

In re Palm Harbor Homes, Inc., et. al.	Case No.
Debtors	10-13849 to 10-13854
Reporting Period: 11/30/2010 - 12/24/2010

SUPPORT SCHEDULE TO MOR-1 (CASH-END OF MONTH BY DEBTOR COMPANY AND BANK ACCOUNT)

(USD)
Debtor Name	Case No.	Bank	Bank Account	CASH-END OF MONTH
Other Retail Depository Accounts
Palm Harbor Homes Inc.	10-13850	JPMorgan Chase	645588328	$3,500
Palm Harbor Homes Inc.	10-13850	Bank of America	3750844681	$2,200
Palm Harbor Homes Inc.	10-13850	Regions Bank	4200108081	$4,050
Palm Harbor Homes Inc.	10-13850	Wachovia	2000038468544	$2,774,977
Palm Harbor Homes Inc.	10-13850	Wachovia	2000709873507	$-
Wells Fargo Manufacturing Accounts
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4030000087	$(310,001)
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275691	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4944335330	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4944335348	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4944335793	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275675	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275683	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275709	$-
Other Manufacturing Bank Accounts
Palm Harbor Homes Inc.	10-13850	Wachovia	2000709948089	$-
Palm Harbor Homes Inc.	10-13850	Wachovia	2000038468531	$-
Construction Bank Account
Palm Harbor Homes Inc.	10-13850	Wachovia	2000029862298	$-
Nationwide Depository Accounts
Nationwide Custom Homes	10-13854	Wells Fargo	4121812192	$12,070
Nationwide Custom Homes	10-13854	Bank of America	10637832	$-
Nationwide Custom Homes	10-13854	National Bank & Trust	11510517	$-
Wells Fargo Disbursement and Operating Accounts
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4121768113	$(631,579)
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4121768121	$(1,632,730)
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4121768139	$(253,722)
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4121768147	$(106,107)
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4121768154	$(318,446)
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4121768162	$(174,792)
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4121768170	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4122003841	$(441,229)
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4121768188	$8,415,473
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4121807747	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4121808364	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4123103426	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4121852982	$66,732
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4121771539	$8,825
Wells Fargo Trust Accounts
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4121169130	$213,034
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275873	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275881	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275899	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275907	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275923	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4121798268	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275931	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4945275949	$-
Palm Harbor Homes Inc.	10-13850	Wells Fargo	4124916974	$11,500
Petty cash
Nationwide Custom Homes	10-13850	N/A	N/A	$3,000
Palm Harbor Homes Inc.	10-13850	N/A	N/A	$2,573
Total				$7,614,113

NOTES

1) Negative ending cash balances are a result of timing differences within the Company's cash management system.  These bank accounts are assumed to be funded from within the Company's centralized cash management system prior to disbursing funds to outside parties.

FORM MOR1-a

In re Palm Harbor Homes, Inc., et. al.	Case No.
Debtors	10-13849 to 10-13854
Reporting Period: 11/30/2010 - 12/24/2010

SUPPORT SCHEDULE TO MOR-1 (CASH-END OF MONTH BY DEBTOR COMPANY AND BANK ACCOUNT)

I declare under penalty of perjury (28 U.S.C. Section 1746) that this ending cash balance is true and correct to the best of my knowledge and belief.

/s/ Brian Cejka
Signature of Authorized Individual

Brian E. Cejka	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individaul

FORM MOR1-a

In re Palm Harbor Homes, Inc., et. al.	Case No.
Debtors	10-13849 to 10-13854
Reporting Period: 11/30/2010 - 12/24/2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (MOR-1b)
This schedule is to include all retained professional payments from case inception to current month.
(USD)
		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
LOCKE LORD BISSELL & LIDDELL	11/30-12/24/10	$0.00	Palm Harbor Homes, Inc	##	N/A	$-	$-	$-	$-
POLSINELLI SHUGART PC	11/30-12/24/10	$0.00	Palm Harbor Homes, Inc	##	N/A	$-	$-	$-	$-
RAYMOND JAMES & ASSOC.,INC.	11/30-12/24/10	$0.00	Palm Harbor Homes, Inc	##	N/A	$-	$-	$-	$-
ALVAREZ AND MARSAL NORTH AMERICA LLC	11/30-12/24/10	$0.00	Palm Harbor Homes, Inc	##	N/A	$-	$-	$-	$-
BMC GROUP, INC	11/30-12/24/10	$0.00	Palm Harbor Homes, Inc	##	N/A	$-	$-	$-	$-

FORM MOR-1b

In re Palm Harbor Homes, Inc., et. al.	Case No.
Debtors	10-13849 to 10-13854
Reporting Period: 11/30/2010 - 12/24/2010

STATEMENT OF OPERATIONS (MOR-2)
(Income Statement)

('000 USD)
Case No.	10-13850	10-13849	10-13854	10-13851	10-13852	10-13853
	Joint Admin Docket						Total
Debtor Name	Palm Harbor Homes, Inc.	Palm Harbor Albemarle, LLC	Nationwide Homes, Inc.	Palm Harbor Real Estate, LLC	Palm Harbor GenPar, LLC	Palm Harbor Manufacturing, LP	Debtors Consolidated

REVENUES
Outside sales	$6,742.83	$-	$642.64	$-	$-	$5,445.26	$12,830.73
Less discounts	111.59	-	(26.00)	-	-	(215.49)	(129.90)
Total sales and revenues	6,854.42	-	616.64	-	-	5,229.77	12,700.83

COST OF GOODS SOLD
Material costs	$1,352.58	$-	$356.39	$-	$-	$3,062.52	$4,771.49
Labor costs	410.69	-	153.14	-	-	765.12	1,328.95
Transportation	(1.68)	-	74.47	-	-	(73.79)	(1.00)
Service expenses	134.56	16.94	38.38	-	-	241.26	431.14
Insurance	1,363.15	0.84	31.27	-	-	87.21	1,482.47
Overhead/other	278.47	20.53	103.86	-	-	377.00	779.87
Retail cost of homes sold	7,101.56	-	78.07	-	-	-	7,179.63
Eliminations	(3,708.85)	-	-	-	-	-	(3,708.85)
Total cost of goods sold	6,930.48	38.31	835.58	-	-	4,459.32	12,263.70

Gross Margin	(76.05)	(38.31)	(218.95)	-	-	770.44	437.13

OPERATING EXPENSES
Wages and salaries	$1,802.54	$-	$197.00	$-	$-	$218.82	$2,218.37
Benefit costs	690.42	0.79	58.00	-	-	52.66	801.87
General liability and workers comp costs	187.25	(1.07)	26.93	-	-	25.40	238.51
Rent	213.21	-	11.06	-	-	-	224.27
Utilities	97.07	0.25	26.01	-	-	25.16	148.49
Telephone	63.10	1.40	9.93	-	-	12.49	86.92
Travel & entertainment	53.97	-	15.45	-	-	7.89	77.31
Legal and professional	170.20	0.07	3.45	-	-	4.74	178.47
Property insurance	16.59	2.98	9.12	-	-	9.76	38.45
Property taxes	106.33	2.00	6.79	-	-	38.50	153.62
Equipment rental	31.19	2.05	11.57	-	-	21.46	66.28
Maintenance costs	23.15	-	2.22	-	-	1.44	26.81
Advertising	69.64	-	30.61	-	-	4.18	104.43
Debt issue costs	27.54	-	-	-	-	-	27.54
Bank service charges	40.34	0.20	0.36	-	-	0.60	41.50
Depreciation	144.78	-	174.43	-	-	87.08	406.29
(Gain)/loss from sale of fixed assets	-	-	128.27	-	-	-	128.27
Other (Note 1)	83.76	0.04	8.82	-	-	8.54	101.16
Total operating expenses	$3,821.09	$8.72	$720.03	$-	$-	$518.74	$5,068.57

Net profit (loss) before other income and expense	$(3,897.14)	$(47.03)	$(938.98)	$-	$-	$251.71	$(4,631.44)

OTHER INCOME/EXPENSES
Other income (Note 1)	(10.38)	(0.25)	(6.57)	-	-	(1.96)	(19.16)
Interest, net	128.68	-	0.57	-	-	-	129.25
Net profit (loss) before reorganization items	$(4,015.44)	$(46.78)	$(932.98)	$-	$-	$253.66	$(4,741.54)

REORGANIZATION ITEMS
Professional fees	$200.00	$-	$-	$-	$-	$-	$200.00
U.S. Trustee quarterly fees	-	-	-	-	-	-	-
Other reorganization expenses	340.70	-	-	-	-	-	340.70
Total reorganization expenses	$540.70	$-	$-	$-	$-	$-	$540.70

Income Taxes	16.59	-	(16.20)	-	-	-	0.38
Net income (loss)	$(4,572.73)	$(46.78)	$(916.77)	$-	$-	$253.66	$(5,282.62)

Memo:
Interest, net	$128.68	$-	$0.57	$-	$-	$-	$129.25
Income taxes	16.59	-	(16.20)	-	-	-	0.38
Depreciation	144.78	-	174.43	-	-	87.08	406.29
EBITDA	$(4,282.68)	$(46.78)	$(757.97)	$-	$-	$340.74	$(4,746.70)

NOTES
1) Supporting Schedules for Other Operating Expenses and Other income provided on MOR-2 Continuation Sheet.

FORM MOR-2

In re Palm Harbor Homes, Inc., et. al.	Case No.
Debtors	10-13849 to 10-13853
Reporting Period: 11/30/2010 - 12/24/2010

STATEMENT OF OPERATIONS (MOR-2 continuation sheet)
('000 USD)
	10-13850	10-13849	10-13854	10-13851	10-13852	10-13853
	Joint Admin Docket						Total
Debtor Name	Palm Harbor Homes, Inc.	Palm Harbor Albemarle, LLC	Nationwide Homes, Inc.	Palm Harbor Real Estate, LLC	Palm Harbor GenPar, LLC	Palm Harbor Manufacturing, LP	Debtors Consolidated

BREAKDOWN OF "OTHER" CATEGORY
Other operating expenses:
Postage	$17.23	$0.04	$1.51	$-	$-	$2.12	$20.90
Office supllies	11.75	-	2.94	-	-	0.69	15.37
Licensing costs	15.74	-	1.37	-	-	0.85	17.95
Relocation	7.50	-	0.71	-	-	-	8.21
Security costs	4.61	-	0.11	-	-	4.89	9.60
SEC costs	10.65	-	-	-	-	-	10.65
Misc taxes	5.88	-	-	-	-	-	5.88
Misc SGA	10.40	-	2.19	-	-	-	12.59
Total other operating	$83.76	$0.04	$8.82	$-	$-	$8.54	$101.16

Other income:
Other income	$(1.93)	$(0.25)	$(6.57)	$-	$-	$(1.96)	$(10.70)
Gain on sales/leaseback transaction	(8.45)	-	-	-	-	-	(8.45)
Total other income	$(10.38)	$(0.25)	$(6.57)	$-	$-	$(1.96)	$(19.16)

FORM MOR-2 Continuation Sheet

In re Palm Harbor Homes, Inc., et. al. Debtors	Case No. 10-13849 to 10-13854 Reporting Period: 11/30/2010 - 12/24/2010

BALANCE SHEET (MOR-3)

('000 USD)
Case No.	10-13850	10-13849	10-13854	10-13851	10-13852	10-13853
	Joint Admin Docket						Total
Debtor Name	Palm Harbor Homes, Inc.	Palm Harbor Albemarle, LLC	Nationwide Homes, Inc.	Palm Harbor Real Estate, LLC	Palm Harbor GenPar, LLC	Palm Harbor Manufacturing, LP	Debtors Consolidated
Period Ending	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10

ASSETS
Cash	$7,599.04	$-	$15.07	$-	$-	$-	$7,614.11
Restricted cash	10,892.49	-	-	-	-	-	10,892.49
Trade accounts receivable	5,633.52	-	266.23	-	-	5,967.06	11,866.81
Consumer loans receivable	1,976.48						1,976.48
Inventories	45,739.43	-	3,909.11	-	-	3,985.48	53,634.01
Intercompany receivables (payables) - debtor companies	(77,027.64)	-	8,125.51	-	(8.73)	68,910.86	-
Subordinated debentures CPM to PHH	2,447.51	-	-	-	-	-	2,447.51
Investment in CountryPlace Acceptance Corp	25,000.00	-	-	-	-	-	25,000.00
Investment in Nationwide Homes, Inc.	7,835.65	-	-	-	-	-	7,835.65
Prepaid expenses	653.93	-	18.46	-	-	-	672.40
Deferred tax asset	(296.99)	-	-	-	-	-	(296.99)
Assets held for sale	6,078.89	-	(290.93)	-	-	-	5,787.96
Other assets (Note 1)	1,260.99	1.90	30.92	-	-	56.42	1,350.23

PROPERTY AND EQUIPMENT
Land & improvements	$6,138.13	$766.31	$1,038.67	$-	$-	$3,967.12	$11,910.22
Buildings & improvements	15,095.51	1,990.10	9,569.34	-	-	10,290.55	36,945.50
Machinery & equipment	12,305.72	1,881.94	4,199.52	-	-	10,158.19	28,545.38
Office furn, fixt and computers	7,169.65	145.07	698.46	-	-	553.57	8,566.75
Transportation equipment	1,308.23	144.95	1,285.97	-	-	3,747.11	6,486.27
Construction in process	131.60	-	15.29	-	-	(1.00)	145.89
Accumulated depreciation	(32,099.84)	(3,615.91)	(10,847.08)	-	-	(22,571.33)	(69,134.16)

TOTAL PROPERTY AND EQUIPMENT	$10,048.99	$1,312.47	$5,960.17	$-	$-	$6,144.21	$23,465.85

Goodwill	1,706.53	-	-	-	-	-	1,706.53
TOTAL ASSETS	$49,548.82	$1,314.37	$18,034.54	$-	$(8.73)	$85,064.04	$153,953.04

NOTES

1)	Supporting Schedules for Other Assets, Accrued Taxes and Other Post-Petition Liabilities provided on MOR- 3 Continuation Sheet.

FORM MOR-3

In re Palm Harbor Homes, Inc., et. al. Debtors	Case No. 10-13849 to 10-13854 Reporting Period: 11/30/2010 - 12/24/2010

('000 USD)
Case No.	10-13850	10-13849	10-13854	10-13851	10-13852	10-13853
	Joint Admin Docket						Total
Debtor Name	Palm Harbor Homes, Inc.	Palm Harbor Albemarle, LLC	Nationwide Homes, Inc.	Palm Harbor Real Estate, LLC	Palm Harbor GenPar, LLC	Palm Harbor Manufacturing, LP	Debtors Consolidated
Period Ending	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable (Note 2)	$954.77	$2.42	$42.01	$-	$-	$949.97	$1,949.18
Accounts payable - not invoiced	415.22	2.20	420.70	-	-	148.56	986.67
DIP financing	40,429.75	-	-	-	-	-	40,429.75

TOTAL POSTPETITION LIABILITIES (Note 3)	$41,799.75	$4.62	$462.70	$-	$-	$1,098.53	$43,365.60

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Pre-petition accounts payable	$9,281.87	$31.30	$3,134.88	$-	$-	$7,442.65	$19,890.70
Accrued wages and benefits	1,775.81	6.80	453.11	-	-	1,154.64	3,390.35
Accrued expenses on homes sold	2,686.01	-	-	-	-	-	2,686.01
Customer deposits	4,746.75	-	720.62	-	-	1.50	5,468.87
Accrued legal and professional fees	1,725.39	-	82.97	-	-	5.40	1,813.76
Accrued warranty	(1,199.09)	651.05	431.80	-	-	2,070.48	1,954.24
Accrued insurance	4,763.70	32.23	(599.24)	-	-	-	4,196.69
Accrued sales incentive	1,637.90	95.91	60.83	-	-	2,315.64	4,110.28
Accrued interest	813.47		18.10	-	-	-	831.57
Accrued taxes (Note 1)	173.29	(7.32)	77.02	-	-	58.72	301.71
Gain on sale-leaseback transaction	852.37	-	-	-	-	-	852.37
Deferred revenue	753.11	-	-	-	-	-	753.11
Other liabilities (Note 1)	484.39	22.16	241.74	-	-	63.38	811.67
Unsecured debt - convertible senior notes	51,917.94	-	-	-	-	-	51,917.94
Intercompany payables - nondebtor companies	65,068.97	-	-	-	-	46.17	65,115.14
Debt discount - Virgo debt	(1,059.46)	-	-	-	-	-	(1,059.46)
TOTAL PRE-PETITION LIABILITIES (Note 3)	$144,422.41	$832.13	$4,621.84	$-	$-	$13,158.57	$163,034.95
TOTAL LIABILITIES	$186,222.16	$836.75	$5,084.54	$-	$-	$14,257.10	$206,400.55

STOCKHOLDER'S EQUITY
Common stock	$238.08	$-	$-	$-	$-	$-	$238.08
Additional paid in capital	70,219.80	-	-	-	-	-	70,219.80
Treasury stock	(13,979.81)	-	-	-	-	-	(13,979.81)
Retained earnings - Pre-Petition	(188,582.79)	524.40	13,866.77	-	(8.73)	70,553.27	(103,647.08)
Retained earnings - Postpetition	(4,572.73)	(46.78)	(916.77)	-	-	253.66	(5,282.62)
Accumulated other comprehensive income	4.11	-	-	-	-	-	4.11
NET STOCKHOLDER'S EQUITY	$(136,673.34)	$477.62	$12,950.00	$-	$(8.73)	$70,806.93	$(52,447.52)

TOTAL LIABILITIES & STOCKHOLDER'S EQUITY	$49,548.82	$1,314.37	$18,034.54	$-	$(8.73)	$85,064.04	$153,953.04

NOTES

1)	Supporting Schedules for Other Assets, Accrued Taxes and Other Post-Petition Liabilities provided on MOR-3 Continuation Sheet.
2)
The total post-petition A/P balance has been determined but the split among the entities is not certain. For purposes of this MOR, post-petition A/P was split based on the actual pro-rata split of pre-petition A/P.

3)	The Company is in the process of segregating its accrued liabilities between pre and post petition periods and will include them in future operating reports once completed.

FORM MOR-3

In re Palm Harbor Homes, Inc., et. al. Debtors	Case No. 10-13849 to 10-13854 Reporting Period: 11/30/2010 - 12/24/2010

BALANCE SHEET (MOR-3 continuation sheet)	BALANCE SHEET - continuation sheet
('000 USD)
Case No.	10-13850	10-13849	10-13854	10-13851	10-13852	10-13853
	Joint Admin Docket						Total
Debtor Name	Palm Harbor Homes, Inc.	Palm Harbor Albemarle, LLC	Nationwide Homes, Inc.	Palm Harbor Real Estate, LLC	Palm Harbor GenPar, LLC	Palm Harbor Manufacturing, LP	Debtors Consolidated
Period Ending	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10

BREAKDOWN OF "OTHER" CATEGORY
Other assets:
Notes receivable	$532.45	$-	$-	$-	$-	$-	$532.45
Vendor rebates	305.88	-	-	-	-	-	305.88
Deposits	300.69	-	7.43	-	-	-	308.12
Debt issue costs - senior notes	138.31	-	-	-	-	-	138.31
Travel advances	25.42	1.90	23.49	-	-	58.74	109.56
Other	(41.76)	-	-	-	-	(2.32)	(44.08)

Total other assets	$1,260.99	$1.90	$30.92	$-	$-	$56.42	$1,350.23
FORM MOR-3 Continuation Sheet

In re Palm Harbor Homes, Inc., et. al. Debtors	Case No. 10-13849 to 10-13854 Reporting Period: 11/30/2010 - 12/24/2010

BALANCE SHEET (MOR-3 continuation sheet)	BALANCE SHEET - continuation sheet
('000 USD)
Case No.	10-13850	10-13849	10-13854	10-13851	10-13852	10-13853
	Joint Admin Docket						Total
Debtor Name	Palm Harbor Homes, Inc.	Palm Harbor Albemarle, LLC	Nationwide Homes, Inc.	Palm Harbor Real Estate, LLC	Palm Harbor GenPar, LLC	Palm Harbor Manufacturing, LP	Debtors Consolidated
Period Ending	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10
Taxes payable:
Federal:
Federal income taxes	$(675.82)	$-	$-	$-	$-	$-	$(675.82)

Total federal taxes	$(675.82)	$-	$-	$-	$-	$-	$(675.82)

State and local:
State income taxes	(32.71)	-	-	-	-	-	(32.71)
Property taxes	613.54	(3.68)	45.42	-	-	(4.76)	650.52
Sales & use tax	268.28	(3.64)	31.60	-	-	63.48	359.73

Total state and local taxes	$849.11	$(7.32)	$77.02	$-	$-	$58.72	$977.53

Total taxes	$173.29	$(7.32)	$77.02	$-	$-	$58.72	$301.71
FORM MOR-3 Continuation Sheet

In re Palm Harbor Homes, Inc., et. al. Debtors	Case No. 10-13849 to 10-13854 Reporting Period: 11/30/2010 - 12/24/2010

BALANCE SHEET (MOR-3 continuation sheet)	BALANCE SHEET - continuation sheet
('000 USD)
Case No.	10-13850	10-13849	10-13854	10-13851	10-13852	10-13853
	Joint Admin Docket						Total
Debtor Name	Palm Harbor Homes, Inc.	Palm Harbor Albemarle, LLC	Nationwide Homes, Inc.	Palm Harbor Real Estate, LLC	Palm Harbor GenPar, LLC	Palm Harbor Manufacturing, LP	Debtors Consolidated
Period Ending	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10
Other prepetition liabilities:
Advertising	$56.31	$-	$16.64	$-	$-	$-	$72.95
Show expense	42.13	-	34.39	-	-	11.18	87.71
Literature	51.39	-	3.00	-	-	27.52	81.92
Utilities	23.69	-	109.79	-	-	-	133.47
Other	310.86	22.16	77.93	-	-	24.67	435.62

Total other postpetition liabilities	$484.39	$22.16	$241.74	$-	$-	$63.38	$811.67

FORM MOR-3 Continuation Sheet

In re Palm Harbor Homes, Inc., et. al.	Case No.
Debtors	10-13849 to 10-13854
Reporting Period: 11/30/2010 - 12/24/2010

SUMMARY OF UNPAID POSTPETITION DEBTS (MOR-4)

('000 USD)
Case No.	10-13850	10-13849	10-13854	10-13851	10-13852	10-13853
	Joint Admin Docket						Elimination	Total
Debtor Name	Palm Harbor Homes, Inc.	Palm Harbor Albemarle, LLC	Nationwide Homes, Inc.	Palm Harbor Real Estate, LLC	Palm Harbor GenPar, LLC	Palm Harbor Manufacturing, LP	Debtors Consolidated	Debtors Consolidated
Current Month	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10	12/24/10
Accounts Payable (Note 1)	$954.77	$2.42	$42.01	$-	$-	$949.97	$-	$1,949.18
Accounts payable—not invoiced	$415.22	$2.20	$420.70	$-	$-	$148.56	$-	$986.67
DIP financing	$40,429.75	$-	$-	$-	$-	$-	$-	$40,429.75
Total Postpetition Debts	$41,799.75	$4.62	$462.70	$-	$-	$1,098.53	$-	$43,365.60

NOTES
1) Aged Listing of Accounts Payable provided on Support Schedule to MOR-4.

FORM MOR-4

In re Palm Harbor Homes, Inc., et. al.	Case No.
Debtors	10-13849 to 10-13854
Reporting Period: 11/30/2010 - 12/24/2010

SUPPORT SCHEDULE TO MOR-4 (AGED LISTING OF POST-PETITION ACCOUNTS PAYABLE)

('000 USD)
Case No.	10-13850	10-13849	10-13854	10-13851	10-13852	10-13853
	Joint Admin Docket
Debtor Name	Palm Harbor Homes, Inc.	Palm Harbor Albemarle, LLC	Nationwide Homes, Inc.	Palm Harbor Real Estate, LLC	Palm Harbor GenPar, LLC	Palm Harbor Manufacturing, LP	Debtors Eliminations	Debtors Consolidated
POST-PETITION ACCOUNTS PAYABLE AGING SUMMARY

0-30 Days	$954.77	$2.42	$42.01	$-	$-	$949.97	$-	$1,949.18

31-60 Days	-	-	-	-	-	-	-	-

61-90 Days	-	-	-	-	-	-	-	-

Over 90 Days	-	-	-	-	-	-	-	-

Total Post-petition Trade A/P per the Aging Report	954.77	2.42	42.01	-	-	949.97	-	1,949.18

Reconciling Items:

Other	-	-	-	-	-	-	-	-
	954.77	2.42	42.01	-	-	949.97	-	1,949.18

Total Post-petition Trade A/P- per Balance Sheet	$954.77	$2.42	$42.01	$-	$-	$949.97	$-	$1,949.18

FORM MOR-4 Support

In re Palm Harbor Homes, Inc. et al	Case No
Debtors	10-13849 to 10-13854
Reporting Period: 11/30/2010 - 12/24/2010

		Intercompany	Intercompany	Contribution to/
		Balance as of	Balance as of	(Borrowings From)
Legal Entity	Debtor Status	12/24/10	11/29/10	Intercompany pool

Palm Harbor Homes, Inc.	Debtor	(142,096,615)	(145,901,925)	3,805,310
Palm Harbor Manufacturing, L.P.	Debtor	68,864,698	71,241,210	(2,376,512)
Palm Harbor GenPar, LLC	Debtor	(8,727)	(8,727)	-
Nationwide, Inc.	Debtor	8,125,505	9,429,822	(1,304,317)
Standard Casualty Company	NonDebtor	66,831,577	66,446,121	385,456
CountryPlace Mortgage, Ltd.	NonDebtor	(18,537,558)	(18,177,985)	(359,574)
CountryPlace Acceptance LP, LLC	NonDebtor	(91,882)	(81,974)	(9,908)
CountryPlace Acceptance Corporation	NonDebtor	16,907,531	16,907,531	-
Due To/ (From) Accounts Payable	NonDebtor	5,471	145,927	(140,456)

Combined Intercompany Balance		$0	$0	$-

FORM MOR-4 Intercompany

In re Palm Harbor Homes, Inc., et al.	Case No
Debtors	10-13849 to 10-13854
Reporting Period: 11/30/2010 - 12/24/2010

MOR-4 (Status of Postpetition Taxes)

The Debtors continue to pay their postpetition tax obligations as they become due and do not currently have any past due balances as of December 24, 2010.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this information is true and correct to the best of my knowledge and belief.

/s/ Brian Cejka
Signature of Authorized Individual

Brian E. Cejka	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individaul

MOR-4 Taxes

In re Palm Harbor Homes, Inc., et. al.	Case No.
Debtors	10-13849 to 10-13854
Reporting Period: 11/30/2010 - 12/24/2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

('000 USD)
Case No.	10-13850	10-13849	10-13854	10-13851	10-13852	10-13853
	Joint Admin Docket
Debtor Name	Palm Harbor Homes, Inc.	Palm Harbor Albemarle, LLC	Nationwide Homes, Inc.	Palm Harbor Real Estate, LLC	Palm Harbor GenPar, LLC	Palm Harbor Manufacturing, LP	Debtors Eliminations	Debtors Consolidated

Trade Accounts Receivable Aging (Note 1)
0 - 30 days old	$6,068.48	$-	$251.48	$-	$-	$5,432.27	$-	$11,752.23
31 - 60 days old	$1,899.37	$-	$21.17	$-	$-	$454.85	$-	$2,375.40
61 - 90 days old	$339.48	$-	$4.89	$-	$-	$99.53	$-	$443.89
91+ days old	$1,233.72	$-	$4.01	$-	$-	$0.05	$-	$1,237.79
Total Trade A/R per the Aging Report	$9,541.05	$-	$281.55	$-	$-	$5,986.71	$-	$15,809.31

Reconciling Items:

Other Receivables/Eliminations	$301.91	$-	$-	$-	$-	$-	$(3,331.36)	$(3,029.45)
Adjusted Trade A/R Aging Balance - 1/2/10	$9,842.95	$-	$281.55	$-	$-	$5,986.71	$(3,331.36)	$12,779.85
Allowance for doubtful accounts	$(878.08)	$-	$(15.32)	$-	$-	$(19.64)	$-	$(913.04)
Total Trade A/R-Net on balance sheet	$8,964.87	$-	$266.23	$-	$-	$5,967.06	$(3,331.36)	$11,866.81

NOTES
1)  The Trade Accounts Receivable Aging for each respective legal entity includes certain intradebtor balances that must be eliminated for financial reporting purposes.  As such, only the Debtors' consolidated column herein agrees to MOR-3.

FORM MOR-5

In re Palm Harbor Homes, Inc., et. al.	Case No.
Debtors	10-13849 to 10-13854
Reporting Period: 11/30/2010 - 12/24/2010

DEBTOR QUESTIONNAIRE (MOR-5)

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business
this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession
account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
below.	X
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X
FORM MOR-5 Questionnaire